                                 SCHEDULE 14A

                    Information Required in Proxy Statement

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2

                            Nu Horizons Electronics Corp.
    ----------------------------------------------------------------------------
                   (Name of Registrant as Specified in its Charter)


    ----------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the approximate box):
[X] $125 per Exchange Act Rules 0-11(c)(ii), 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)3.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       1.) Title of each class of securities to which transaction applies:


    ----------------------------------------------------------------------------

       2.) Aggregate number of securities to which transaction applies:


    ----------------------------------------------------------------------------

       3.) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


    ----------------------------------------------------------------------------

       4.) Proposed maximum aggregate value of transaction:


    ----------------------------------------------------------------------------

       5.) Total fee paid:

       [ ] Fee paid previously with preliminary materials.


    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid: ___________________________________
       2) Form, Schedule or Registration Statement No.: _____________
       3) Filing Party: _____________________________________________
       4) Dated Filed: ______________________________________________

                         NU HORIZONS ELECTRONICS CORP.

                         -----------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              SEPTEMBER 13, 1996

                         -----------------------------


To the Stockholders of
NU HORIZONS ELECTRONICS CORP.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of NU HORIZONS ELECTRONICS CORP. will be held on Friday, September 13, 1996 at the de Seversky Conference Center, Northern Boulevard, Old Westbury, New York at 10:00 a.m. (the "Annual Meeting"), for the following purposes:

1.) To elect two directors comprising the Class III Directors to serve until the 1999 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified;

2.) To consider and act upon a proposal to amend the Company's 1994 Stock Option Plan to increase the number of authorized Common Stock of the Company from 600,000 to 1,100,000 shares.

3.) To consider and act upon a proposal to approve the employment agreement between the Company and Irving Lubman, the Company's Chairman of the Board and Chief Executive Officer, as set forth in Exhibit B to the attached Proxy Statement.

4.) To consider and act upon a proposal to approve the employment agreement between the Company and Arthur Nadata, the Company's President and Treasurer, as set forth in Exhibit C to the attached Proxy Statement.

5.) To consider and act upon a proposal to approve the employment agreement between the Company and Richard Schuster, the Company's Vice-President and Secretary, as set forth in Exhibit D to the attached Proxy Statement.

6.) To consider and act upon such other business as may properly come before the meeting or any adjournments thereof.

     Only stockholders of record at the close of business on August 2, 1996 shall be entitled to vote at the Annual Meeting.

     IF YOU DO NOT EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT YOUR SHARES MAY BE VOTED FOR YOU AS SPECIFIED.

                             By Order of the Board of Directors,



                             Richard S. Schuster
                             Secretary


Dated: Amityville, New York
       August 6, 1996

                         NU HORIZONS ELECTRONICS CORP.
                          6000 New Horizons Boulevard
                          Amityville, New York  11701

                         -----------------------------

                        ANNUAL MEETING OF STOCKHOLDERS
                              September 13, 1996

                         -----------------------------



PROXY STATEMENT

     The Annual Meeting of Stockholders of NU HORIZONS ELECTRONICS CORP. (the "Company") will be held on Friday, September 13, 1996 at the de Seversky Conference Center, Northern Boulevard, Old Westbury, New York at 10:00 a.m. for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This statement is furnished in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting and at any and all adjournments of such meetings.

     If a proxy in the accompanying form is duly executed and returned, the shares represented by such proxy will be voted as specified. Any person executing the proxy may revoke it prior to its exercise either by letter directed to the Company or in person at the Annual Meeting.

     This Proxy Statement has been mailed on or about August 6, 1996 to all stockholders as of the Record Date.

VOTING RIGHTS

     On August 2, 1996 (the "Record Date"), the Company had outstanding 8,727,299 shares of one class of voting securities, namely shares of Common Stock, $.0066 par value. Stockholders are entitled to one vote for each share registered in their names at the closed of business on the Record Date. The affirmative vote of a majority of the votes cast at the meeting is required for approval of each matter to be submitted to a vote of the shareholders. For purposes of determining whether proposals have received a majority vote, abstentions will not be included in the vote totals and, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (so called "broker non-votes"), those votes will not be included in the vote totals. Therefore, abstentions and broker non-votes will have no effect on the vote, but will be counted in the determination of a quorum.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of the record date certain information with regard to ownership of the Company's Common Stock by (i) each shareholder owning of record or beneficially 5% or more of the Company's Common Stock, (ii) each director individually, and (iii) all officers and directors of the Company as a group:

            Name                   Shares                Percent
            ----                   ------                -------

     Paul Durando                  15,276 (1)(2)            *
     David Siegal                  40,431 (3)               *
     Herbert M. Gardner            20,195 (4)               *
     Harvey R. Blau                20,408 (4)               *
     Irving Lubman                113,461 (5)(6)           1.3%
     Arthur Nadata                372,115 (5)(6)
     Richard S. Schuster          391,033 (5)(6)           1.4%
     Directors and Officers
     as a Group (7 Persons)       972,919                 10.7%

- ---------------------------
NOTES:

(*) Less than 1% of the Company's outstanding stock.

(1) Includes options exercisable within 60 days for 11,875 shares of common stock under the Company's Key Employees Stock Option Plan and the 1994 Stock Option Plan.
(2) Includes 3,401 shares of fully vested common stock owned through the Employee's Stock Ownership Plan, which include voting power.
(3) Includes options exercisable within 60 days for 20,000 shares of common stock under the Company's Outside Director Stock Option Plan and 20,431 shares held by his wife as to which Mr. Siegel disclaims beneficial ownership.
(4) Includes options exercisable within 60 days for 20,000 shares of common stock under the Company's Outside Director Stock Option Plan.
(5) Includes options exercisable within 60 days for 86,825 shares of common stock under the Company's Key Employees Stock Option Plan and the 1994 Stock Option Plan.
(6) Includes 13,592 shares of fully vested common stock owned through the Employees Stock Ownership Plan, which include voting power. These Officers are also Trustees of the Plan.
(7) Includes 45,398 shares held by his children as to which Mr. Nadata disclaims beneficial ownership.

                             ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation provides for a Board of Directors consisting of not less than three nor more than eleven directors, classified into three classes as nearly equal in number as possible, whose terms of office expire in successive years. The following table sets forth the directors of the Company.

           CLASS I                   CLASS II                  CLASS III
    (TO SERVE UNTIL THE        (TO SERVE UNTIL THE        (TO SERVE UNTIL THE
      ANNUAL MEETING OF          ANNUAL MEETING OF          ANNUAL MEETING OF
    STOCKHOLDERS IN 1997)      STOCKHOLDERS IN 1998)      STOCKHOLDERS IN 1996)
    ---------------------      ---------------------      ---------------------

         Paul Durando              Harvey Blau (1)            Irving Lubman
      Herbert Gardner (1)       Richard S. Schuster           Arthur Nadata
       David Siegel (1)

(1) Member of Compensation and Audit Committees.

     The two directors in Class III are to be elected to hold office until the Annual Meeting of Stockholders in 1999 or until their successors are chosen and qualified. Shares represented by executed proxies in the form enclosed will be voted, unless otherwise indicated, for the election as directors of the aforesaid nominees, unless any such nominee shall be unavailable, in which event such shares my be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

     The following information is submitted with respect to the nominees for election at the Annual Meeting:

                                                                      DIRECTOR
NAME                   AGE        PRINCIPAL OCCUPATION                 SINCE
- ----                   ---        --------------------                 -----

Irving Lubman          57         Chairman of the Board                1982
                                  of the Company

Arthur Nadata          50         President of the Company             1982

The following information is submitted with respect to the five directors who are not nominees at the Annual Meeting:

                                                                      DIRECTOR
NAME                   AGE        PRINCIPAL OCCUPATION                 SINCE
- ----                   ---        --------------------                 -----

Richard S. Schuster    48         Vice President and Secretary         1982
                                  of the Company; President of NIC
                                  Components Corp.

Paul Durando           52         Vice President-Finance               1994
                                  of the Company

Harvey R. Blau         60         Chairman of the Board                1984
                                  of Griffon Corporation and
                                  Aeroflex Incorporated

Herbert M. Gardner     54         Senior Vice President                1984
                                  Janney Montgomery Scott Inc.
                                  and Chairman of the Board
                                  of Supreme Industries, Inc. and
                                  Contempri Homes, Inc.

David Siegel           68         President of Quantech                1991
                                  Electronics

PRESENT OCCUPATIONS OF DIRECTORS

     IRVING LUBMAN has been Chief Executive Officer and Chairman of the Board since October 1982. Mr. Lubman has been actively involved in electronic components distribution since 1957, when he joined Milgray Electronics Corp., holding the position of sales manager until 1968. From 1968 through October 1982, when he joined the Company, Mr. Lubman was corporate vice president of Diplomat Electronics Corp., also a distributor of electronic components.

     ARTHUR NADATA has been President, Treasurer and a Director since October 1982. Prior to joining the Company in October 1982, Mr. Nadata worked for eighteen years for Diplomat Electronics Corp. in various operational and sales positions of increasing responsibility, eventually becoming corporate vice president of sales and marketing.

     RICHARD S. SCHUSTER has been Vice President, Secretary and a Director since October 1982. For the seven years prior to joining the Company in November 1982, Mr. Schuster served as manager of Capar Components Corp., an importer and distributor of passive components, and a wholly-owned subsidiary of Diplomat Electronics Corp. For the six years prior to 1975, Mr. Schuster was employed by International Components Corp., responsible for production, engineering and sales of imported semiconductor and passive components.

     PAUL DURANDO has been Vice President, Finance since joining the Company in March 1991 and has been a Director since September 1994. Prior to joining the Company in March 1991, Mr. Durando served for six years as Executive Vice President of Sigma Quality Foods, Inc. From 1977 to 1984, he was Vice President, Operations of the Wechsler Coffee Corp. Mr. Durando was also associated with Deloitte Haskins & Sells for seven years.

     HERBERT M. GARDNER has been a Director of the Company since May 1984. For more than the past five years, Mr. Gardner has been Senior Vice President of Janney Montgomery Scott Inc., investment bankers and Underwriter of the Company's May 1984 public offering. Mr. Gardner is Chairman of the Board of Supreme Industries, Inc. and Contempri Homes, Inc., a director of Transmedia Network, Inc., TGC Industries Inc., Shelter Components Corp., Hirsch International Corp. and the Western Transmedia Company, Inc.

     HARVEY R. BLAU has been a director of the Company since May 1984. Mr. Blau has been a practicing attorney in the State of New York since 1961, and is a member of the law firm of Blau, Kramer, Wactlar & Lieberman, P.C., Jericho, New York, counsel to the Company. Mr. Blau is Chairman of the Board of Griffon Corporation and Aeroflex Incorporated and is a Director of Reckson Associates Realty Corp.

     DAVID SIEGEL has been a Director since September 1991. Mr. Siegel has been the President and a director of Quantech Electronics for the past five years.
He is also on the boards of Kent Electronics, New England Micronetics and Surge Components. Mr. Siegel is one of the founders of Great American Electronics, a distribution company, and has been in the distribution business since 1954.

                                  MANAGEMENT

OFFICERS OF THE COMPANY

     The Company's executive officers are as follows:

                Name                           Position Held with the Company
                ----                           ------------------------------
                Irving Lubman ................ Chairman of the Board
                Arthur Nadata................. President and Treasurer
                Richard S. Schuster........... Vice President and Secretary
                Paul Durando.................. Vice President-Finance

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid by the Company to its Chief Executive Officer and each of the three remaining executive officers for the fiscal years ended February 28, 1995, 1994 and 1993.

                          SUMMARY COMPENSATION TABLE

                                                         LONG TERM
                          ANNUAL COMPENSATION (1)       COMPENSATION

                                                         SECURITIES
                                                         UNDERLYING     ALL
NAME OF PRINCIPAL     FISCAL                              OPTIONS   OTHER (2)(3)
  AND POSITION         YEAR      SALARY       BONUS        SAR's    COMPENSATION
  ------------         ----      ------       -----        -----    ------------

 Irving Lubman         1996     $226,545     $586,608      50,000     $11,412
 CEO, Chairman         1995      214,022     $275,709     148,650      11,673
 of the Board          1994      210,878      316,649          --      10,069

 Arthur Nadata         1996     $226,545     $586,608      50,000     $17,497
 President and         1995      214,022      275,709     148,650       9,464
 Treasurer             1994      210,878      316,649          --      10,069

 Richard Schuster      1996     $226,545     $586,608      50,000     $13,053
 Vice President,       1995      214,022      275,709     148,650      12,249
 Secretary and         1994      210,878      316,649          --      10,069
 President, NIC
 Components Corp.

 Paul Durando          1996     $125,000     $ 45,198      20,000     $ 1,250
 Vice President,       1995      115,000       10,000      10,000         850
 Finance               1994      105,000       10,000       7,500         850

- ---------------------------
 (1) No Other Annual Compensation is shown because the amounts of perquisites and other non-cash benefits provided by the Company do not exceed the lesser of $50,000 or 10% of the total annual base salary and bonus disclosed in this table for the respective officer.
 (2) The amounts disclosed in this column include the Company's contributions on behalf of the named executive officer to the Company's 401(K) retirement plan in amounts equal to a maximum of 1% of the executive officer's annual salary.
 (3) Includes automobile expense reimbursements in the amounts of $9,108 for Mr. Lubman, $15,193 for Mr. Nadata and $10,749 for Mr. Schuster.
- ---------------------------


EMPLOYMENT CONTRACTS

     The Company has signed employment contracts (the "Contracts"), as amended, with three of its senior executives for a six year period expiring February 28, 1998. The Contracts specify a base salary of $200,000 for each officer, which shall be increased each year by the change in the consumer price index, and also entitles each of the officers to an annual bonus equal to 3.33% (10% in the aggregate) of the Company's consolidated earnings before income taxes. Benefits are also payable upon the occurrence of either a change in control of the Company, as defined, or the termination of the officer's employment, as defined. In the event the employee terminates his employment within six months after a change in control of the Company, he will receive a lump sum payment equal to three quarters of the remaining compensation under his employment agreement.
The contracts also provide for certain payments of the executive's salaries, performance bonuses and other benefits in the event of death or disability of the officer for the balance of the period covered by the agreement. The Board of Directors of the Company has proposed entering into new employment agreements with each of the three senior executives for a continually renewing five-year term. See proposals 3, 4, and 5 and exhibits B, C, and D of this proxy statement.

     The following table sets forth certain information with respect to stock options granted to the officers named in the Summary Compensation Table during the fiscal year ended February 29, 1996.

                               OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                                                                 POTENTIAL
                                                                              REALIZABLE VALUE
                                  % OF                                           AT ASSUMED
                                  TOTAL                                         ANNUAL RATES
                                 OPTIONS       EXERCISE                        OF STOCK PRICE
                    OPTIONS     GRANTED TO      PRICE      EXPIRATION         APPRECIATION FOR
                    GRANTED(1)  EMPLOYEES   ($ PER SHARE)     DATE           ENTIRE TEAM (2)(3)
                    ----------  ---------   -------------     ----       --------------------------
                                                                             5%                10%
                                                                             --                ---

   I. Lubman        50,000        17.1%          7.38        5/18/00      $102,000          $225,500
   A. Nadata        50,000        17.1%          7.38        5/18/00       102,000           225,500
   R. Schuster      50,000        17.1%          7.38        5/18/00       102,000           225,500
   P. Durando       10,000         3.4%          7.38        5/18/00        20,400            45,100
   P. Durando       10,000         3.4%         14.50        9/22/00        40,000            88,600

- -----------------------------------------
Increase in market value of the Company's                                     5%               10%
Common Stock for all stockholders at                                  (to $19.94/share) (to $25.16/share)
assumed annual rates of stock price
appreciation over five-year period
used in the table above (4)                                               $36,374,400       $80,326,800
- -----------------------------------------

(1) Options were granted for a term of five years, subject to earlier termination in certain events of termination of employment. Options become exercisable in four equal annual installments commencing one year from the date of grant.

(2) These amounts represent assumed rates of appreciation which may not necessarily be achieved. The actual gains, if any, are dependent on the market value of the Company's stock at a future date as well as the option holder's continued employment throughout the vesting period. Appreciation reported is net of exercise price .

(3) Potential Realizable Value is based on the assumed annual growth rates for the five-year option term. Annual growth of 5% results in a stock price of $9.42 per share and 10% results in a price of $11.89, per share for Messrs. Lubman, Nadata, Schuster and Durando on the shares granted at $7.38 and $18.51 and $23.36 respectively for the options granted to Mr. Durando at $14.50. Actual gains, if any, on stock option exercises are dependent on the future performance of the stock as well as the option holder's continued employment throughout the vesting period. There can be no assurance that the amounts reflected in this table will be achieved. Appreciation reported is net of exercise price.

(4) These amounts represent the increase in the market value of the Company's outstanding shares (approximately 8.42 million) as of February 29, 1996, that would result from the same stock price assumptions used to show the Potential Realizable Value for the named executive.

- -----------------------------------------
     The following table sets forth certain information as to each exercise of stock options during the fiscal year ended February 28, 1995 by the persons named in the Summary Compensation Table and the fiscal year end value of unexercised options:

  AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR-END OPTIONS/SAR VALUES

                                                    NUMBER OF     UNEXERCISED
                                                   UNEXERCISED    IN-THE-MONEY
                                                  OPTIONS/SARs    OPTIONS/SARs
                      SHARES                      AT FY END (2)    AT FY END
                    ACQUIRED ON       VALUE       EXERCISABLE/    EXERCISABLE/
                     EXERCISE      REALIZED (1)   UNEXERCISABLE   UNEXERCISABLE
                     --------      ------------   -------------   -------------

Irving Lubman           --            $ --            61,967       $   668,884
                                                     161,488         1,323,157

Arthur Nadata           --              --            61,967           666,651
                                                     161,488         1,323,157

Richard Schuster        --              --            61,967           666,651
                                                     161,488         1,323,157

Paul Durando            --              --             6,250            57,681
                                                      31,250           190,131
- -----------------------------------------

(1) Market value less exercise price, before payment of applicable federal or state taxes

(2) The share quantities in this column give effect to 5% stock dividends declared by the Company on September 16, 1992 and March 6, 1993 and a 3 for 2 stock split declared by the Company on September 7, 1993

    Directors who are not employees of the Company receive a $2,500 annual fee and $500 for each Board of Directors or Committee meeting attended. There were two meetings of the Board of Directors during the fiscal year ended February 29, 1996. Each director attended or participated all of the meetings of the Board of Directors and the committees thereof on which he served.

    During fiscal 1996, there was one meeting of the Audit Committee. The Company's Audit Committee is involved in discussions with the Company's independent public accountants with respect to the scope and results of the Company's year-end audit, the Company's internal accounting controls and the professional services furnished by the independent auditors to the Company.

    During Fiscal 1996, there were two meetings of the Compensation Committee. The Compensation Committee consists solely of directors who are not current or former employees of the Company or a subsidiary and oversees incentive compensation plans for officers and key employees, approves standards for setting compensation levels for Company executives, and makes recommendations to the Board for approval as required.

    During fiscal 1996, the Company had no standing Nominating Committee or any committee performing similar functions.

KEY EMPLOYEES STOCK INCENTIVE PLAN:

     The Company has a Key Employees Stock Incentive Plan ("Plan"), approved by the stockholders in 1984, as amended in September, 1987 which presently covers 712,765 shares of Common Stock. Options are currently outstanding for 332,972 shares and no shares are currently available for grant. The Plan is intended to provide an additional means of inducing executives and other "key salaried employees" of the Company (which is defined under Section 422 of the Internal Revenue Code) to join and remain with the Company by offering them a greater share of the Company's stock and a greater identification with the Company.

     The Board of Directors or a Committee which may be appointed and maintained by the Board shall have the power to administer the Plan. The Board or Committee shall have full power and authority: (i) to designate participants;
(ii) to designate options or any portion thereof as Incentive Stock Options ("ISO"); (iii) to determine the terms and provisions of respective option agreements (which need not be identical) including, but not limited to, provisions concerning the time or times when and the extent to which the stock options ("Options") and Stock Appreciation Rights ("SARs") may be exercised and the nature and duration of restrictions as to transferability or constituting substantial risk forfeiture; (iv) to accelerate the right to an optionee to exercise in whole or in part any previously granted ISO including any options modified to qualify as ISO's; and (v) to interpret the provisions and supervise the administration of the Plan.

     The purchase price of each share subject to an Option or any portion thereof which has been designated by the Board or the Committee as an ISO shall not be less than 100% (or 110%, if at the time of grant the optionee owns more than 10% of the voting stock of the Company) in the case of options designated as ISO's or 85% in case of options not designated as incentive stock options, of the fair market value of such shares on the date the option is granted. In no event shall the option price be less than the par value of the stock.

1994 STOCK OPTION PLAN:

     In September 1994, the Company's stockholders approved the 1994 Stock Option plan (the "1994 Plan"), under which key employees and officers of the company, its subsidiaries and affiliates may be granted options to purchase an aggregate of 600,000 shares of the Company's Common Stock. The Board of Directors has proposed increasing the number of shares of common stock available for grant under the 1994 Plan to 1,100,000. See Proposal 2 and Exhibit A of this proxy statement. The 1994 Plan is administered by the Compensation Committee, consisting of at least three members of the Board of Directors. The committee, subject to provisions in the 1994 Plan, will designate, in its discretion, which persons are to be granted options, the number of shares subject to each option, and the period of each option. Each recipient must be an employee of the Company at the time of grant and throughout the period ending on the day three months before the date of exercise. Under the terms of the 1994 Plan, the exercise price of the shares subject to each option granted will be not less than 85% nor more than 100% of the fair market value at the date of grant, or 110% of such fair market value for options granted to any employee or director who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company. Adjustments will be made to the purchase price in the event of stock dividends, corporate reorganizations, or similar events. During fiscal 1996, 290,000 options were granted under the 1994 Plan at exercise prices of $7.38 and $14.50. As of May 17, 1996, no options to purchase shares under the 1994 Plan were exercisable and no options to purchase shares granted under the 1994 Plan have been exercised.

     The Compensation Committee of the Board of Directors has the responsibility and authority to administer and interpret the provisions of the Director Plan. The Compensation Committee shall appropriately adjust the number of shares for which awards may be granted pursuant to the 1994 Plan in the event of reorganization, recapitalization, stock split, reverse stock split, stock dividend, exchange or combination of shares, merger, consolidation, rights offering or any change in capitalization. The Board may, from time to time, amend, suspend or terminate any or all of the provisions of the 1994 Plan, provided that, without the Participant's approval, no change may be made which would prevent an Incentive Stock Option granted under the 1994 Plan from qualifying as an Incentive Stock Option under Section 422 of the Internal Revenue Code (the "Code") or results in a "modification" of the Incentive Stock Option under Section 425(h) of the Code or otherwise alter or impair any right theretofore granted to any Participant; and further provided that, without the consent and approval of the holders of a majority of the outstanding shares of Common Stock of the Company present at that meeting at which a quorum exists, neither the Board not the Committee may make any amendment which (i) changes the class of persons eligible for options; (ii) increases (except as provided under Section 1.6 of the 1994 Plan) the total number of shares or other securities reserved for issuance under the 1994 Plan; (iii) decreases the minimum option prices stated in Section 2.2 of the 1994 Plan (other than to change the manner of determining Fair Market Value to conform to any then applicable provision of the Code or any regulation thereunder); (iv) extends the expiration date of the 1994 Plan, or the limit on the maximum term of Options; or (v) withdraws the administration of the 1994 Plan from a committee consisting of three or more members, each of whom is a Disinterested Person. With the consent of the Participant affected thereby, the Committee may amend or modify any outstanding Option in any manner not inconsistent with the terms of the 1994 Plan.

OUTSIDE DIRECTOR STOCK OPTION PLAN:

     In September 1994, the Company's stockholders approved the Outside Directors Stock Option Plan (the "Director Plan") which covers 150,000 shares of the Company's Common Stock. The primary purposes of the Director Plan are to attract and retain well-qualified persons for service as directors of the Company and to provide such outside directors with the opportunity to increase their proprietary interest in the Company's continued success and further align their interests with the interests of the stockholders of the Company through the grant of options to purchase shares of the Company's Common Stock.

     All directors of the Company who are not employees of the Company, of which there are presently three, are eligible to participate in the Director Plan. None of the non-employee directors are eligible to participate in any of the other compensation plans of the Company.

     The Board of Directors of the Company may amend the Director Plan from time to time in such manner as it may deem advisable. The provisions of the Director Plan relating to (i) which directors shall be granted Options; (ii) the amount of Shares subject to Options granted; (iii) the price at which Shares subject to Options may be purchased; and (iv) the timing of grants of Options shall not be amended more than once every six (6) months, other than to comport with changes in the Internal Revenue Code or the Employee Retirement Income Security Act of 1974, as amended. No amendment to the Director Plan shall adversely affect any outstanding Option, however, without the consent of the Optionee that holds such Option.

     The Compensation Committee of the Board of Directors has the responsibility and authority to administer and interpret the provisions of the Director Plan. The Compensation Committee shall appropriately adjust the number of shares for which awards may be granted pursuant to the Director Plan in the event of reorganization, recapitalization, stock split, reverse stock split, stock dividend, exchange or combination of shares, merger, consolidation, rights offering, or any change in capitalization.

     Under the Director Plan, each non-employee Director ("Outside Director") received options to purchase 10,000 shares of Common Stock at a price of $8.25 per share (the price of shares of Common Stock on June 1, 1994) and henceforth, on the June 1 of each subsequent year, each non-employee director will be granted options to purchase 10,000 shares of Common Stock at a price equal to the closing price of the Common Stock on a national securities exchange upon which the Company's stock is listed or the average of the mean between the last reported "bid" and "asked" prices if the Common Stock is not so listed for the five business days immediately preceding the date of grant. On June 1, 1995, options to purchase 10,000 shares of common stock at a price equal to $8.43 were granted to each non-employee director and on June 1, 1996 options to purchase 10,000 shares of common stock at a price equal to $14.82 were granted to each non-employee director. Options awarded to each outside director shall vest in three equal installments over a period of two years, subject to forfeiture under certain conditions and shall be exercisable by the Outside Director upon vesting.

SUMMARY OF FISCAL 1996 STOCK OPTION GRANTS AND EXERCISES:

     During fiscal 1996, the Company granted options to purchase 323,000 shares at prices ranging from $7.38 to $14.50 per share. Messrs. Lubman, Nadata and Schuster each received options to purchase 50,000 shares at a price of $7.38 per share. Mr. Durando received options to purchase 20,000 shares at exercise prices ranging from $7.38 to 14.50 per share. Options to purchase 24,420 shares were exercised at prices ranging from $2.11 to $7.87 per share.

EMPLOYEE STOCK OWNERSHIP PLAN:

     In January 1987, the Company adopted an Employee Stock Ownership Plan ("ESOP" or "Plan"), which covers substantially all of the Company's employees. The ESOP is managed by three Trustees, Messrs. Lubman, Nadata and Schuster (the "Trustees"), who vote the securities held by the Plan (other than securities of the Company which have been allocated to employees' accounts).

     The annual contributions to the Plan are to be in such amounts as the Board of Directors in its sole discretion shall determine. Each employee who participates in the Plan has a separate account and the annual contribution by the Company to an employee's account is not permitted to exceed the lesser of $30,000 (or such other limit as may be the maximum permissible pursuant to the provisions of Section 415 of the Internal Revenue Code and Regulations issued hereunder) or 25% of such employee's annual compensation, as defined under the Plan. No contributions are required of, nor shall any be accepted from, any employee.

     All contributions to the Plan are invested in the Company's securities (except for temporary investments), the Trustees having the right to purchase the Company's securities on behalf of employees. The Trustees are considered the stockholder for the purpose of exercising all owners' and stockholders' rights, with respect to the Company's securities held in the Plan, except for voting rights which inure to the benefit of each employee who can vote all shares held in his account, even if said shares are not vested. Vesting is based upon an employee's years of service, employees generally becoming fully vested after six years.

     Benefits are payable to employees at retirement or upon death, disability or termination of employment, with payments commencing no later than sixty days following the last day of the Plan year in which such event occurred. Subject to the right of the employee to demand payment in the form of the Company's Common Stock, all benefits are payable in cash or in Common Stock, at the discretion of the Trustees.

     The Trustees are empowered to borrow funds for the purpose of purchasing the Company's securities. The securities so purchased are required to be held in an acquisition indebtedness account, to be released and made available for reallocation as principal is repaid. In May, 1988 the Company, on behalf of the ESOP, entered into a revolving credit agreement with its bank which provides for a $2,000,000 revolving line of credit at a percentage of the bank's prime rate until April 8, 2000. Direct borrowings under this line of credit are payable in forty-eight equal monthly installments commencing with the fiscal period subsequent to such borrowings. At February 29, 1996 the ESOP owned 360,810 shares at an average price of approximately $2.52 per share.

401(k) SAVINGS PLAN

     The Company sponsors a retirement plan intended to be qualified under
Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). All non-union employees over age 21 who have been employed by the Company for at least six months are eligible to participate in the plan. Employees may contribute to the plan on a tax deferred basis up to 15% of their total annual salary, but in no event more than the maximum permitted by the Code ($9,240 in calendar 1995). Company contributions are discretionary. For the plan year ended February 29, 1996, the Company has elected to make matching contributions at the rate of $.25 per dollar contributed by each employee up to a maximum of 1% of an employee's salary vesting at the cumulative rate of 20% per year of service starting one year after commencement of service and, accordingly, after five years of any employee's service with Company, matching contributions by the Company are fully vested. As of February 29, 1996 approximately 192 employees had elected to participate in the plan. For the fiscal year ended February 29, 1996, the Company contributed approximately $90,243 to the plan, of which $2,304 was a matching contribution for each of Mr. Lubman, Mr. Nadata and Mr. Schuster and $1,250 for Mr. Durando.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee consisted during fiscal 1995 of Messrs. Gardner (Chairman), Blau and Siegel. Mr. Gardner is Senior Vice President of Janney Montgomery Scott, Inc., investment bankers, which acted as placement agent in connection with the Company's $15 million private placement of convertible subordinated notes in August 1994. Mr. Blau is a partner in the law firm of Blau, Kramer, Wactlar & Lieberman, P.C., general counsel to the Company. For the fiscal year ended February 29, 1996, the Company paid $71,945 in legal fees to Blau, Kramer, Wactlar & Lieberman, P.C. The Company has utilized, and anticipates that it will continue to utilize, the services of Blau, Kramer, Wactlar & Lieberman, P.C.

     In accordance with rules promulgated by the Securities and Exchange Commission, the information included under the captions "Compensation Committee Report on Executive Compensation" and "Company Stock Performance" will not be deemed to be filed or to be proxy soliciting material or incorporated by reference in any prior or future filings by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation of the Company's executive officers generally is determined by the Compensation Committee of the Board of Directors. Each member of the Compensation Committee is a Director who is not an employee of the Company or any of its affiliates. The following report with respect to certain compensation paid or awarded to the Company's executive officers during fiscal 1996 is furnished by the Compensation Committee.

GENERAL POLICIES

     The Company's compensation programs are intended to enable the Company to attract, motivate, reward and retain management talent required to achieve aggressive corporate objectives in a rapidly changing industry, and thereby increase stockholder value. It is the Company's policy to provide incentives to its senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of the Company's business. To attain these objectives, the Company's executive compensation program includes a competitive base salary, coupled with, with respect to certain executives, a substantial cash bonus which is "at risk" based on the Company's earnings.

     Many of the Company's employees, including its executive officers, also are eligible to be granted stock options periodically in order to more directly align their interests with the long-term financial interests of the Company's stockholders.

RELATIONSHIP OF COMPENSATION TO PERFORMANCE

     The Compensation Committee annually establishes, subject to any applicable employment agreements, the salaries which will be paid to the Company's executive officers during the coming year. In setting salaries, the Board of Directors takes into account several factors, including competitive compensation data, the extent to which an individual may participate in the stock option plan maintained by the Company and its affiliates, and qualitative factors bearing on an individual's experience, responsibilities, management and leadership abilities, and job performance.

     Stock options are granted to key employees, including the Company's executive officers, by the Compensation Committee of the Board of Directors under the Plans. Among the Company's executive officers, the number of shares subject to options granted to each individual generally depends upon his or her base salary and the level of that officer's management responsibility.

     During fiscal 1996, 10,000 options were granted to each outside director under the Company's Outside Director Stock Option Plan. Options to purchase 50,000 shares each were granted to Messrs. Lubman, Nadata and Schuster and options to purchase 20,000 shares were granted to Mr. Durando under the Company's 1994 Plan. Bonuses were paid to three executive officers, as set forth in the Summary Compensation Table, pursuant to the terms of their employment agreements with the Company and on a discretionary basis to the Paul Durando, the Company's Vice President, Finance and Director. This latter bonus was determined to be appropriate by the Compensation Committee in light of Mr. Durando's contributions to the Company's performance, his base salary level and the level of his management responsibilities.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The Company has entered into an employment agreement with Irving Lubman, the Company's Chairman of the Board and Chief Executive Officer, pursuant to which Mr. Lubman receives a base salary of $200,000 adjusted for CPI index increases, and an incentive bonus equal to three and thirty-three one-hundreths percent (3.33%) of the Company's consolidated pre-tax earnings. In this way, Mr. Lubman's cash compensation is tied directly to the Company's profitability. In fiscal 1996, the Company granted Mr. Lubman options to purchase 50,000 shares of Common Stock at an exercise price of $7.38 per share, which represented the market price of the Common Stock on the date of grant. In this way, Mr. Lubman's interests are directly aligned with the interests of the Company's stockholders.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers (the "NASD"). These Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file with the SEC and NASD.

     Based solely on the Company's review of the copies of the forms it has received, the Company believes that all Reporting Persons compiled on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal year 1996, except that Irving Lubman, Chairman of the Board; Arthur Nadata, President, Treasurer and Director; Richard Schuster, Vice President, Secretary and Director and Paul Durando, Vice President, Finance and Director, each failed to timely file one Form 4 relating to the vesting of shares of Common Stock under the Company's Employee Stock Ownership Plan.

                        COMPANY STOCK PERFORMANCE GRAPH

     The following Performance Graph compares the Company's cumulative total stockholder return on its Common Stock for a five year period (March 1, 1991 to February 29, 1996) with the cumulative total return of the NASDAQ Market Index (which includes the Company) and a peer group of companies selected by the Company for purposes of the comparison. Dividend reinvestment has been assumed and, with respect to companies in the Peer Group, the returns of each such company have been weighted to reflect relative stock market capitalization.

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
  AMONG NU HORIZONS ELECTRONICS CORP., NASDAQ MARKET INDEX AND PEER GROUP **

                            Nu Horizons        NASDAQ
 Measurement Period         Electronics        Market
(Fiscal Year Covered)       Corp.              Index          Peer Group
- --------------------------------------------------------------------------------

  Measurement Pt.

  FYE 2/28/90               $100.00            $100.00        $100.00
  FYE 2/28/91               $ 76.47            $104.75        $113.58
  FYE 2/29/92               $152.93            $115.76        $126.24
  FYE 2/28/93               $315.12            $115.95        $170.65
  FYE 2/28/94               $690.98            $147.74        $189.46
  FYE 2/28/95               $583.93            $141.05        $181.92


     Assumes $100 Invested on February 28, 1990 in Nu Horizons Electronics Common Stock, NASDAQ market Index and Peer Group. Peer group includes All American Semiconductor, Anthem Electronics Inc., Arrow Electronics Inc., Avnet Inc., Bell Industries Inc., Jaco Electronics Inc., Kent Electronics Corp., Marshall Industries, Milgray Electronics Inc., Pioneer Standard Electronics, Premier Industrial Corp., Sterling Electronics Corp., Western Microtechnology and Wyle Laboratories Inc.


     *  Total Return Assumes Reinvestment of Dividends
     ** Fiscal Year Ending February 28

         2. PROPOSED AMENDMENT TO THE COMPANY'S 1994 STOCK OPTION PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES

     The 1994 Plan covers 600,000 shares of the Company's Common Stock. The 1994 Plan, which expires in 2004, permits the granting of stock options to the Company's officers, directors and other key employees. The 1994 Plan is administered by the Compensation Committee of the Company's Board of Directors, which is composed of two or more members of the Board of Directors who determine, among other things, the individuals to whom, and the time or times at which, options shall be granted, the number of shares to be subject to each option, the purchase price of the shares and the term of each option, with the exception that no option can be granted at less than market value at the time of grant (or one hundred ten percent (110%) of fair market value at the time of grant for employees or directors who own more than ten percent (10%) of the total combined voting power of all classes of stock of the Company) and options may only be exercised before the expiration of ten years from the date of grant. Each option granted under the Plan may be exercised only during the continuance of an optionee's employment or service with the Company.

     During fiscal 1996, options for 293,000 shares of Common Stock were granted under the 1994 Plan. During fiscal 1996 no options to purchase shares were canceled under the 1994 Plan. As of August 2, 1996 41,800 options were exercisable and no options have been exercised under the 1994 Plan.

     The purpose of this amendment is to increase the number of authorized shares available for options to 1,100,000 shares. Presently, no options remain available for issuance under the 1994 Plan. The Board of Directors believes that this amount is insufficient to attract and retain key employees.

     The affirmative vote of the holders of a majority of the outstanding Common Stock present at the Annual Meeting in person or by proxy is necessary for the approval of this amendment to the 1994 Plan. The proposed amendment is set forth in the italicized portion of the Exhibit "A" annexed hereto.

     The Board of Directors of the Company recommends a vote FOR the approval of this amendment to the 1994 Stock Option Plan.


        3. PROPOSAL TO APPROVE EMPLOYMENT AGREEMENT WITH IRVING LUBMAN

     The Company has proposed entering into an employment agreement with Irving Lubman providing for his employment as the Company's Chairman of the Board for a continually renewing five-year term which shall commence on September 13, 1996.

     Currently, the Company has an employment agreement with Mr. Lubman for a six year period expiring February 28, 1998. The agreement specifies an annual base salary of $200,000 which increases each year by the change in the consumer price index, and also entitles him to receive an annual bonus equal to 3.33% of the Company's consolidated earnings before income taxes. The current agreement provides that in the event of a change in control, as defined therein, Mr. Lubman has the option of terminating the agreement and to receive a lump sum payment in an amount equal to three-fourths of the compensation remaining to be paid for the balance of the agreement. The proposed new employment agreement which, if approved by Stockholders, will replace the current employment agreement, will be on substantially the same terms except that the term thereof shall be for a rolling five (5) year period and that revised provisions relating to a change in control will be contained in a separate agreement which is not subject to stockholder approval. The Board of Directors of the Company believes that Mr. Lubman's services are critical to the continued success of the Company and that extending the term of his employment will assist the Company in retaining Mr. Lubman's services for a long term period.

     In addition, the Company has entered into a separate agreement with Mr. Lubman pursuant to which in the event of a change in control of the Company, as defined therein, Mr. Lubman has the option of terminating his employment with the Company and receiving a lump sum payment equal to three times the average of the total annual compensation paid by the Company to him, less $100.00.

     The Omnibus Budget Reconciliation Act of 1993 generally prohibits the Company from deducting compensation of the Company's Chief Executive Officer, among others, to the extent the compensation exceeds $1 million per year, unless the agreement pursuant to which such compensation is paid is approved by stockholders. Accordingly, in order to ensure that the Company will be able to deduct the compensation payable to Mr. Lubman under this agreement, even to the extent it exceeds $1,000,000 per year, the Board of Directors has approved this new agreement and has recommended that the stockholders approve the terms of this agreement. If this agreement is approved by stockholders, such compensation will be deductible by the Company. If the proposed agreement is not approved by the stockholders, the current employment agreement between the Company and Mr. Lubman will remain in effect, and the Company will not be able to deduct any such compensation.

BOARD POSITION AND REQUIRED VOTE

     The affirmative vote of holders of a majority of the shares of Common Stock is required for approval of this agreement. The proposed employment agreement is set forth in Exhibit B attached hereto. The Board of Directors recommends a vote FOR approval of this employment agreement.

        4. PROPOSAL TO APPROVE EMPLOYMENT AGREEMENT WITH ARTHUR NADATA

     The Company has proposed entering into an employment agreement with Arthur Nadata providing for his employment as the Company's President and Secretary for a continually renewing five-year term which shall commence on September 14, 1996.

     Currently, the Company has an employment agreement with Mr. Nadata for a six year period expiring February 28, 1998. The agreement specifies an annual base salary of $200,000 which increases each year by the change in the consumer price index, and also entitles him to receive an annual bonus equal to 3.33% of the Company's consolidated earnings before income taxes. The current agreement provides that in the event of a change in control, as defined therein, Mr. Nadata has the option of terminating the agreement and to receive a lump sum payment in an amount equal to three-fourths of the compensation remaining to be paid for the balance of the agreement. The proposed agreement will be for substantially the same terms except that the term thereof shall be for a rolling five (5) year period and that revised provisions relating to a change in control will be contained in a separate agreement which is not subject to stockholder approval. The Board of Directors of the Company believes that Mr. Nadata's services are critical to the continued success of the Company and that extending the term of his employment will assist the Company in retaining Mr. Nadata's services for a long term period.

     In addition, the Company has entered into a separate agreement with Mr. Nadata pursuant to which in the event of a change in control of the Company, as defined therein, Mr. Nadata has the option of terminating his employment with the Company and receiving a lump sum payment equal to three times the average of the total annual compensation paid by the Company to him, less $100.00.

     The Omnibus Budget Reconciliation Act of 1993 generally prohibits the Company from deducting compensation of the Company's President, among others, to the extent the compensation exceeds $1 million per year, unless the agreement pursuant to which such compensation is paid is approved by stockholders. Accordingly, in order to ensure that the Company will be able to deduct the compensation payable to Mr. Nadata under this agreement, even to the extent it exceeds $1,000,000 per year, the Board of Directors has approved this agreement and has recommended that the stockholders approve the terms of this agreement. If this agreement is approved by stockholders, such compensation will be deductible by the Company. If the proposed agreement is not approved by the stockholders, the current employment agreement between the Company and Mr. Nadata will remain in effect, and the Company will not be able to deduct any such compensation.

BOARD POSITION AND REQUIRED VOTE

     The affirmative vote of holders of a majority of the shares of Common Stock is required for approval of this agreement. The proposed employment agreement is set forth in Exhibit C attached hereto. The Board of Directors recommends a vote FOR approval of this employment agreement.

       5. PROPOSAL TO APPROVE EMPLOYMENT AGREEMENT WITH RICHARD SCHUSTER

     The Company has proposed entering into an employment agreement with Richard Schuster providing for his employment as the Company's Vice President and Treasurer for a continually renewing five-year term which shall commence on September 14, 1996.

     Currently, the Company has an employment agreement with Mr. Schuster for a six year period expiring February 28, 1998. The agreement specifies an annual base salary of $200,000 which increases each year by the change in the consumer price index, and also entitles him to receive an annual bonus equal to 3.33% of the Company's consolidated earnings before income taxes. The current agreement provides that in the event of a change in control, as defined therein, Mr. Schuster has the option of terminating the agreement and to receive a lump sum payment in an amount equal to three-fourths of the compensation remaining to be paid for the balance of the agreement. The proposed agreement will be for substantially the same terms except that the term thereof shall be for a rolling five (5) year period and that revised provisions relating to a change in control will be contained in a separate agreement which is not subject to stockholder approval. The Board of Directors of the Company believes that Mr. Schuster's services are critical to the continued success of the Company and that extending the term of his employment will assist the Company in retaining Mr. Schuster's services for a long term period.

     In addition, the Company has entered into a separate agreement with Mr. Schuster pursuant to which in the event of a change in control of the Company, as defined therein, Mr. Schuster has the option of terminating his employment with the Company and receiving a lump sum payment equal to three times the average of the total annual compensation paid by the Company to him, less $100.00.

     The Omnibus Budget Reconciliation Act of 1993 generally prohibits the Company from deducting compensation of the Company's President, among others, to the extent the compensation exceeds $1 million per year, unless the agreement pursuant to which such compensation is paid is approved by stockholders. Accordingly, in order to ensure that the Company will be able to deduct the compensation payable to Mr. Schuster under this agreement, even to the extent it exceeds $1,000,000 per year, the Board of Directors has approved this agreement and has recommended that the stockholders approve the terms of this agreement. If this agreement is approved by stockholders, such compensation will be deductible by the Company. If the proposed agreement is not approved by the stockholders, the current employment agreement between the Company and Mr. Schuster will remain in effect, and the Company will not be able to deduct any such compensation.

BOARD POSITION AND REQUIRED VOTE

     The affirmative vote of holders of a majority of the shares of Common Stock is required for approval of this agreement. The proposed employment agreement is set forth in Exhibit D attached hereto. The Board of Directors recommends a vote FOR approval of this employment agreement.

                             INDEPENDENT AUDITORS

     Lazar, Levine & Company LLP acted as the Company's independent auditors for the fiscal year ended February 29, 1996 and has been selected by the Board of Directors, upon the recommendation of the Audit Committee, to continue to act as the Company's independent auditors in the Company's 1997 fiscal year.

     A representative of Lazar, Levine & Company LLP plans to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

                             FINANCIAL STATEMENTS

     A copy of the Company's Annual Report of Stockholders for the fiscal year ended February 29, 1996 has been provided to all stockholders as of the Record Date. Stockholders are referred to the report for financial and other information about the Company, but such report is not incorporated in this proxy statement and is not a part of the proxy soliciting material.

                            ADDITIONAL INFORMATION

     The Board of Directors does not have a standing nominating committee. The Board of Directors does not intend to present to the meeting any matters not referred to in the form of proxy. If any proposal not set forth in this Proxy Statement should be presented for action at the meeting, and is a matter which should come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

     The cost of soliciting proxies in the accompanying form has been or will be paid by the Company. In addition to solicitations by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals, and the Company may reimburse them for their expenses in so doing. To the extent necessary in order to assure sufficient representation, officers and regular employees of the Company may request the return of proxies personally, by telephone or telegram. The extent to which this will be necessary depends entirely upon how promptly proxies are received, and stockholders are urged to send in their proxies without delay.

     Stockholder proposals with respect to the Company's next Annual Meeting of Stockholders must be received by the Company no later than June 4, 1997 to be considered for inclusion in the Company's next Proxy Statement.

     A copy of the Annual Report has been mailed to every stockholder of record. The Annual Report is not considered proxy soliciting material.

                             By Order of the Board of Directors,



                             Richard S. Schuster
                             Secretary

                             Dated:  Amityville, New York
                                     August 6, 1996

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                                       18

                                                                       EXHIBIT A
                         NU HORIZONS ELECTRONIC CORP.
                            1994 STOCK OPTION PLAN


SECTION 1.  GENERAL PROVISIONS

1.1.  NAME AND GENERAL PURPOSE

     The name of this plan is Nu Horizons Electronics Corp. 1994 Stock Option Plan (hereinafter called the "Plan"). The purpose of the Plan is to enable Nu Horizons Electronics Corp. (the "Company") and its subsidiaries and affiliates to foster and promote the interests of the Company by attracting and retaining key officers and employees who contribute to the Company's success by their ability, ingenuity and industry, to enable such officers and employees to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company and to provide incentive compensation opportunities with those of competing corporations.

1.2  DEFINITIONS

     a. "Affiliate" means any parent corporation of the Company and any corporation or other entity which is not a Subsidiary but as to which the Company or such parent possesses a direct or indirect ownership interest and has power to exercise and control.

     b.  "Board" means the Board of Directors of the Company.

     c.  "Code" means the Internal Revenue Code of 1986, as amended.

     d.  "Committee" means the Committee referred to in Section 1.3 of the Plan.

     e. "Common Stock" means shares of the Common Stock, par value $.0066 per share, of the Company.

     f. "Company" means Nu Horizons Electronics Corp., a corporation organized under the laws of the State of Delaware (or any successor corporation).

     g. "Disinterested Person" shall have the meaning set forth in Rule 16b-3(c)(2) as promulgated by the Securities and Exchange Commission (the "Commission").

     h. "Fair Market Value" means the arithmetic mean of the highest and lowest sales prices of the Common Stock on the National Association of Securities Dealers, Inc. Automated Quotations System National Market System (NASDAQ/NMSO) on the date of the grant or on any other date on which the Common Stock is to be valued hereunder. If no sale shall have been reported on the NASDAQ/NMS on such date, Fair Market Value shall be determined by the Committee in accordance with the Treasury Regulations applicable to incentive stock options under Section 422 of the Code.

     i. "Incentive Stock Option" means an Incentive Stock Option as described in Section 2.1 of the Plan.

     j. "Non-Qualified Stock Option" means a Non-Qualified Stock Option as described in Section 2.1 of the Plan .

     k. "Option" means any option to purchase Common Stock under Section 2 of the plan.

     l. "Participant" means a key officer or employee of the Company, a Subsidiary or an Affiliate who is selected by the Committee to participate in the Plan from among persons who, in the judgment of the Committee, are key officers and employees of the Company, a Subsidiary or an Affiliate.

     m. "Subsidiary" means any corporation in which the Company possesses directly or indirectly 50% or more of the combined voting power of all classes of stock of such corporation.

     n. "Total Disability" means accidental bodily injury or sickness which wholly and continuously disabled an optionee. The Committee, whose decisions shall be final, shall make a determination of Total Disability.

1.3  ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Committee appointed by the Board consisting of three or more members of the Board all of who shall be Disinterested Persons. The Committee shall serve at the pleasure of the Board and shall have such powers as the Board may, from time to time, confer upon it.

     Subject to this Section 1.3, the Committee shall have sole and complete authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the plan as it shall, from time to time, deem advisable, and to interpret the terms and provisions of the Plan.

     The Committee shall keep minutes of its meetings and of action taken by it without a meeting. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members of the Committee without a meeting, shall constitute the acts of the Committee.

1.4  ELIGIBILITY

     The aggregate number of shares reserved for issuance pursuant to the Plan shall be 1,100,000 shares of Common Stock, or the number and kind of shares of stock or other securities which shall be substituted for such shares or to which such shares shall be adjusted as provided in Section 1.6.

     Such number of shares may be set aside out of the authorized but unissued shares of Common Stock or out of issued shares of Common Stock acquired for and held in the Treasury of the Company, not reserved for any other purpose. Shares subject to, but not sold or issued under, any Option terminating or expiring for any reason prior to its exercise in full will again be available for Options thereafter granted during the balance of the term of the Plan.

1.6  ADJUSTMENTS DUE TO STOCK SPLITS,
     MERGERS, CONSOLIDATION, ETC.

     If, at any time, the Company shall take any action, whether by stock dividend, stock split, combination of shares or otherwise, which results in a proportionate increase or decrease in the number of shares of Common Stock theretofore issued and outstanding, the number of shares which are reserved for issuance under the Plan and the number of shares which, at such time, are subject to Options shall, to the extent deemed appropriate by the Committee, be increased or decreased in the same proportion, provided, however, that the Company shall not be obligated to issue fractional shares.

     Likewise, in the event of any change in the outstanding shares of Common Stock by reason of any recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other corporate change, the Committee shall make such substitution or adjustments, if any, as it deems to be appropriate, as to the number or kind of shares of Common Stock or other securities which are reserved for issuance under the Plan and the number of shares or other securities which, at such time are subject to Options.

1.7  NON-ALIENATION BENEFITS

     Except as herein specifically provided, no right or unpaid benefit under the Plan shall be subject to alienation, assignment, pledge or charge and any attempt to alienate, assign, pledge or charge the same shall be void. If any Participant or other person entitled to benefits hereunder should attempt to alienate, assign, pledge or charge any benefit hereunder, then such benefit shall, in the discretion of the Committee, cease.

1.7  WITHHOLDING OR DEDUCTION FOR TAXES

     If, at any time, the Company or any Subsidiary or Affiliate is required, under applicable laws and regulations, to withhold, or to make any deduction for, any taxes or take any other action in connection with any Option exercise, the Participant shall be required to pay to the Company or such Subsidiary or Affiliate, the amount of any taxes required to be withheld, or, in lieu thereof, the Company or such Subsidiary or Affiliate shall have the right to retain, or sell without notice, a sufficient number of shares of Common Stock to cover the amount required to be withheld.

1.9  ADMINISTRATIVE EXPENSES

     The entire expense of administering the Plan shall be borne by the Company.

1.10 GENERAL CONDITIONS

     (a) The Board may, from time to time, amend, suspend or terminate any or all of the provisions of the Plan, provided that, without the Participant's approval, no change may be made which would prevent an Incentive Stock Option granted under the Plan from qualifying as an Incentive Stock Option under Section 422 of the Code or result in a "modification" of the Incentive Stock Option under Section 425(h) of the Code or otherwise alter or impair any right theretofore granted to any Participant; and further provided that, without the consent and approval of the holders of a majority of the outstanding shares of Common Stock of the Company present at a meeting at which a quorum exists, neither the Board not the Committee may make any amendment which (i) changes the class of persons eligible for options; (ii) increases (except as provided under Section 1.6 above) the total number of shares or other securities reserved for issuance under the Plan; (iii) decreases the minimum option prices stated in Section 2.2 hereof (other than to change the manner of determining Fair Market Value to conform to any then applicable provision of the Code or any regulation thereunder); (iv) extends the expiration date of the Plan, or the limit on the maximum term of Options; or (v) withdraws the administration of the Plan from a committee consisting of three or more members, each of whom is a Disinterested Person.

     b. With the consent of the Participant affected thereby, the Committee may amend or modify any outstanding Option in any manner not inconsistent with the terms of the Plan, including, without limitation, and irrespective of the provisions of Sections 2.3(c) and 2.4(b) below, to accelerate the date or dates as of which an installment of an Option becomes exercisable.

     c. Nothing contained in the Plan shall prohibit the Company or any Subsidiary or Affiliate from establishing other additional incentive compensation arrangements for employees of the Company or such Subsidiary or Affiliate.

     d. Nothing in the Plan shall be deemed to limit, in any way, the right of the Company or any Subsidiary or Affiliate to terminate a Participant's employment with the Company (or such Subsidiary or Affiliate) at any time.

     e. Any decision or action taken by the Board or the Committee arising out of or in connection with the construction, administration, interpretation and effect of the Plan shall be conclusive and binding upon all Participants and any person claiming under or through any Participant.

     f. No member of the Board or of the Committee shall be liable for any act or action, whether of commission or omission, (i) by such member except in circumstances involving actual bad faith, nor (ii) by any other member or by any officer, agent or employee.

1.11  COMPLIANCE WITH APPLICABLE LAW

     Notwithstanding any other provision of the Plan, the Company shall not be obligated to issue any shares of Common Stock, or grant any Option with respect thereto, unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities and the Company may require any stock certificate so issued to bear a legend, may give its transfer agent instructions limiting the transfer thereof, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

1.12  EFFECTIVE DATES

     The Plan was adopted by the Board on May 27, 1994, subject to approval by the stockholders of the Company. The Plan shall terminate on May 26, 2004.


SECTION 2.  OPTION GRANTS

2.1  AUTHORITY OF COMMITTEE

     Subject to the provisions of the Plan, the Committee shall have the sole
and complete authority to determine (i) the Participants   to whom Options shall
be granted; (ii) the number of shares to be covered by each Option; and (iii) the conditions and limitations, if any, in addition to those set forth in
Section 2 and 3 hereof, applicable to the exercise of an Option, including without limitation, the nature and duration of the restrictions, if any, to be imposed upon the sale or other disposition of shares acquired upon exercise of an Option.

     Stock options granted under the Plan may be of two types: an incentive stock option ("Incentive Stock"); and a non-qualified stock option ("Non-Qualified Option").

     It is intended that the Incentive Stock Options granted hereunder shall constitute incentive stock options within the meaning of Section 422 of the Code and shall be subject to the tax treatment described in Section 422 of the Code.

     Anything in the Plan to the contrary notwithstanding, no provision of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or, without the consent of the optionee, any Incentive Stock Option under Section 422 of the Code.

     The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options; provided, however, that officers and employees employed by an Affiliate but not by the Company or a Subsidiary shall not be entitled to receive Incentive Stock Options. To the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Option.

2.2  OPTION PRICE

     The Price of stock purchased upon the exercise of Options granted pursuant to the Plan shall be the Fair Market Value thereof at the time that the Option is granted, except that the Committee may authorize the grant of Non-Qualified Options with an exercise price that is not less than 85% nor more than 100% of such Fair Market Value.

     If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 425(d) of the Code) more than 10% of the combined voting power of all classes of the stock of the Company or any parent corporation of the Company or Subsidiary and an Option granted to such employee is intended to qualify as an Incentive Stock Option within the meaning of
Section 422 of the Code, the option price shall be no less than 110% of the Fair Market Value of the Common Stock on the date the Option is granted. The purchase price is to be paid in full in cash, certified or bank cashier's check or Common Stock valued at its Fair Market Value on the date of exercise, or a combination thereof, when the Option is exercised and stock certificates will be delivered only against such payment.

2.3  INCENTIVE STOCK OPTION GRANTS

Each Incentive Stock Option will be subject to the following provisions:

     a.  Term of Option
         --------------

         An Incentive Stock Option will be for a term of not more than seven years from the date of grant, except in the case of an employee described in the second paragraph of Section 2.2 above in which case an Incentive Stock Option will be for a term of not more than five years from the date of the grant.

     b.  Annual Limit
         ------------

         The aggregate Fair Market Value of the Common Stock (determined as of the date of grant) for which any optionee may be granted options intended to be and designated as Incentive Stock Options under the Plan (or any other stock option Plan of the Company or any Subsidiary) in any calendar year shall not exceed $100,000, plus any other unused carry over limit to such year as determined in accordance with Section 422 of the Code and regulations promulgated thereunder.

     c.  Exercise
         --------

         Subject to the power of the Committee under Section 1.10(b) above and except in the manner described below upon the death of the optionee, an Incentive Stock Option may be exercised only in installments as follows: up to one-third of the subject shares on and after the third anniversary of the date of grant, up to two-thirds of the subject shares on and after the fourth such anniversary and up to all of the subject shares on and after the fifth such anniversary of the date of the grant of such Option but in no event later than the expiration of the term of the Option.

         An Incentive Stock Option shall be exercisable during the optionee's lifetime only by the optionee and shall not be exercisable by the optionee unless, at all times since the date of grant and at the time of exercise, such optionee is an employee of the Company, any parent corporation of the Company or any Subsidiary, except that, upon termination of all employment (other than by death or by Total Disability followed by death in the circumstances provided below) with the Company, any parent corporation of the Company and any Subsidiary, the optionee may exercise an Incentive Stock Option at any time within three months thereafter but only to the extent such Option is exercisable on the date of such termination.

         In the event of the death of an optionee (i) while an employee of the Company, any parent corporation of the Company or any Subsidiary, or
         (ii) within three months after termination of all employment with the Company, any parent corporation of the Company and any Subsidiary (other than for Total Disability) or (iii) within three months after termination on account of Total Disability of all employment with the Company, any parent corporation of the Company and any Subsidiary, such optionee's estate or any person who acquires the right to exercise such option by bequest or inheritance or by reason of the death of the optionee may exercise such optionee's Option at any time within the period of one year from the date of death. In the case of clauses (i) and (iii) above, such Option shall be exercisable in full for all the remaining shares covered thereby, but in the case of clause (ii) such

         Option shall be exercisable only to the extent it was exercisable on the date of such termination.

         Notwithstanding the foregoing provisions regarding the exercise of an Option in the event of death, Total Disability or other termination of employment, in no event shall an Option be exercisable in whole or in part after the termination date provided in the Option.

     d.  Sequencing Rule
         ---------------

         No Incentive Stock Option shall be exercisable in whole or in part at any time when the optionee holds any other incentive stock option under the Plan (or any other stock option an of the Company, any parent corporation of the Company, any Subsidiary or any predecessor corporation of such entities with in the meaning of Section 422 of the
         Code), which was granted prior to the date of the Incentive Stock Option, the exercisability of which is being determined hereunder.

     e.  Transferability
         ---------------

         No Incentive Stock Option granted under the Plan shall be transferable otherwise than by will or by the laws of descent and distribution.

2.4  NON-QUALIFIED STOCK OPTION GRANTS

     Each Non-Qualified Option will be subject to the following provisions:

     a.  Term of Option
         --------------

         A Non-Qualified Option will be for a term of not more than seven years from the date of grant.

     b.  Exercise
         --------

         The exercise of a Non-Qualified Option shall be subject to the same terms and conditions as provided under Section 2.3(c) above.

     c.  Transferability
         ---------------

         No Non-Qualified Option granted under the Plan shall be transferable otherwise than by will or by the laws of descent and distribution.

2.5  AGREEMENTS

     In consideration of any Options granted to a Participant under the Plan, each such Participant shall enter into an Option Agreement with the Company providing, consistent with the Plan, such terms ad the Committee may deem advisable.

                                                                       EXHIBIT B

                             EMPLOYMENT AGREEMENT

     EMPLOYMENT AGREEMENT made as of the 13th day of September, 1996 by and between NU HORIZONS ELECTRONICS CORP., a Delaware corporation (hereinafter the "Company") and IRVING LUBMAN, residing at 329 Pepperidge Road, Hewlett Harbor, New York 11557 (hereinafter called the "Employee").

                             W I T N E S S E T H:

     WHEREAS, the Company desires to enter into an Employment Agreement with Employee to supersede the Employee's current Employment Agreement between the Company and the Employee; and WHEREAS, Employee desires to enter into an Employment Agreement with the Company.
     NOW, THEREFORE, it is agreed as follows:

     1. PRIOR AGREEMENTS SUPERSEDED. This Agreement supersedes any employment or consulting agreements, oral or written, entered into between Employee and the Company prior to the date of this Agreement.

     2. RETENTION OF SERVICES. The Company hereby retains the services of Employee, and Employee agrees to furnish such services, upon the terms and conditions hereinafter set forth.

     3. TERM. Subject to earlier termination on the terms and conditions hereinafter provided, the term of this Agreement shall be for a continually renewing five (5) year term so that Employee's unexpired term of employment shall always be at least five (5) years from any notice of termination of his employment without cause from the Company.

     4. DUTIES AND EXTENT OF SERVICES DURING PERIOD OF EMPLOYMENT. During the term of employment, Employee shall be employed as Chairman of the Board of Directors of the Company. In such capacity, Employee agrees that he shall serve the Company under the direction of the Board of Directors of the Company to the best of his ability, shall perform all duties incident to his offices on behalf of the Company and shall perform such other duties as may from time to time be assigned to him by the Board of Directors of the Company. Employee shall also serve in similar capacities of such of the subsidiary corporations of the Company as may be selected by the Board of Directors and shall be entitled to such additional compensation therefor as may be determined by the Board of Directors of the Company. Notwithstanding the foregoing, it is understood and agreed that the duties of Employee during the period of employment shall not be inconsistent with (i) his position and title as a Senior Executive of the Company; or (ii) with those duties ordinarily performed by a comparable executive officer. The Company shall not require Employee to be employed in any location other than New York City and Long Island, New York, unless he consents in writing to such location.

     5. REMUNERATION. (a) During the period of employment, Employee shall be entitled to receive the following compensation for his services:

     (i) The Company shall pay to Employee a salary at the rate of $226,545 per annum, payable in weekly installments, or in such other manner as shall be agreeable to the Company and Employee.

     (ii) In addition to his salary, Employee shall receive an increment in an amount equal to the cumulative cost of living on $226,545 as reported in the "Consumer Price Index, New York Northeastern New Jersey, all items" published by the United States Department of Labor, Bureau of Labor Statistics (using January 1996 as the base date for computation). Such cost of living increment with respect to the aforesaid salary of Employee shall be made semi-annually as follows:

     A. With respect to the first six months of each fiscal year of the Company during the period of employment, such increment shall be calculated and payable cumulatively on or before the first day of the eighth month of such fiscal year; and

     B. With respect to the last six months of each fiscal year of the Company during the period of employment, such increment shall be calculated and payable cumulatively on or before the first day of the second month of the following fiscal year of the Company.

     The first calculation shall be made on or before September 15, 1997 with respect to the period September 13, 1996 through September 15, 1997. If Employee's employment shall terminate during any six-month period referred to in this subparagraph 5(ii), then the cost of living increment provided for herein shall be prorated accordingly.

     (iii) Not later than one hundred twenty (120) days after the end of the fiscal year of the Company and each subsequent fiscal year of the Company ending during the period of employment, the Company shall pay to Employee, as incentive compensation, an amount equal to THREE AND ONE-THIRD (3-1/3%) PERCENT of the Consolidated Pretax Earnings of the Company. For purposes hereof, the term "Consolidated Pretax Earnings" of the Company shall mean, with respect to any fiscal year, the consolidated income, if any, of the Company for such fiscal year as set forth in the audited, consolidated financial statements of the Company and its subsidiaries included in its Annual Report to Stockholders for such fiscal year, before deduction of taxes based on income or of the incentive compensation to be paid to Employee for such fiscal year under this Agreement.

     6. EMPLOYEE BENEFITS; EXPENSES. (a) During the period of employment, the Company shall continue to provide at its expense, life insurance to Employee in the face amount of $1,000,000.

         (b) During the period of employment, Employee shall be eligible to participate in the Company's stock option and stock purchase plans to the extent determined in the sole discretion of the Board of Directors of the Company or a committee thereof.

         (c) During the period of employment, Employee shall be furnished with office space and facilities commensurate with his position and adequate for the performance of his duties; he shall be provided with the perquisites customarily associated with the position of a Senior Executive of the Company; and he shall be entitled to regular vacations during each year of not less than four weeks in the aggregate. Any such vacation time not used by Employee in any one year shall accumulate to his benefit in the succeeding years and, to the extent not previously used as of the termination of the period of employment, Employee shall be paid in cash in lieu of such unused vacation.

         (d) It is contemplated that during the period of employment, Employee may be required to incur out-of-pocket expenses in connection with the performance of his services hereunder, including expenses incurred for travel and business entertainment. Accordingly, the Company shall pay, or reimburse Employee for all out-of-pocket expenses reasonably incurred by Employee in the performance of his duties hereunder in accordance with the usual procedures of the Company. Notwithstanding the foregoing, in recognition that Employee will be required during the term of this Agreement to do a considerable amount of local driving in connection with his services hereunder, the Company shall provide Employee with the use of a suitable automobile and all expenses incidental throughout the term of this Agreement.

         (e) All benefits to Employee specifically provided for herein shall be in addition to, and shall not diminish, (i) such other benefits and/or compensation as may hereafter be granted to or afforded to Employee by the Board of Directors of the Company, (ii) any rights which Employee may have or may acquire under any hospitalization, life insurance, pension, profit sharing, incentive compensation or other present or future employee benefit plan or plans of the Company; and (iii) all medical reimbursement up to $5,000 per annum for all medical expenses not covered by Company plans.

         (f) In the event of the death of Employee during the course of his employment hereunder, the Company shall continue to pay to Employee's widow, or to such other person or persons as may be designated by Employee in his Will, or to his Estate in the event of Employee's intestacy, one-half (1/2) of the compensation to which Employee is entitled pursuant to paragraph 5 hereunder for the balance of the period covered by this Agreement.

     7. DISABILITY. If Employee, during the period of employment, becomes unable for nine consecutive months or more, due to ill health or other incapacity, to perform his services hereunder, the Company may thereafter, upon at least 90 days' written notice to Employee, place him on disability status. After such action by the Company, Employee shall continue to receive one-half (1/2) of the sum of the last salary paid to Employee under paragraph 5(a)(i) and
(ii) hereof and any increment thereto payable under paragraph 5(a)(iii) hereof until the end of the period of employment or until his disability ends.

     8. CONFIDENTIAL INFORMATION. Employee recognizes and acknowledges that confidential information of various kinds, including marketing analysis and product development information are valuable, special and unique assets of its business. Accordingly, Employee will not, during the term of this Agreement, except in the performance of his services hereunder, disclose any such confidential information to any individual or entity for any reason or purpose whatsoever and will not use any such confidential information for his own benefit. The provisions of this paragraph 8 will not apply to information available in trade or other publications, information known to Employee at the time he entered the employ of the Company, and information which presently is or shall become available without committing a tortious act.

     9. NON-COMPETITION. Employee agrees that, during the term of this Agreement, he will not, without the prior written approval of the Board of Directors of the Company, directly or indirectly, through any other individual or entity, (a) become an officer or employee of, or render any services, including consulting services, to, any competitor of the Company, (b) solicit, raid, entice or induce any customer of the Company to cease purchasing goods or services from the Company or to become a customer of any competitor of the Company, and Employee will not approach any customer for any such purpose or authorize the taking of any such actions by any other individual or entity, or
(c) solicit, raid, entice or induce any employee of the Company, and Employee will not approach any such employee for any such purpose or authorize the taking of any such action by any other individual or entity. However, nothing contained in this paragraph 9 shall be construed as preventing Employee from investing his assets in such form or manner as will not require him to become an officer or employee of, or render any services (including consulting services) to, any competitor of the Company.

     10. TERMINATION FOR CAUSE. (a) The Company recognizes that, for a period of several years during which Employee has been employed and/or associated with the Company, the Company has been intimately familiar with the ability, competence and judgment of Employee, which are acknowledged to be of the highest caliber. Accordingly, the Company and Employee agree that Employee's services hereunder may be terminated by the Company for an act of moral turpitude materially adversely affecting the financial interest of the Company.

         (b) If the Company terminates Employee's employment hereunder for any reason other than as set forth in paragraph 10(a) hereof, Employee's compensation shall continue to be paid to him as provided in paragraph 5 hereunder for the remainder of the term of this Agreement. Employee shall have no duty to mitigate the Company's damages hereunder. Therefore, no deduction shall be made by the Company for any compensation earned by Employee from other employment or for monies or property otherwise received by Employee subsequent to such termination of his employment hereunder. Employee and the Company acknowledge that the foregoing provisions of this paragraph 10(b) are reasonable and are based upon the facts and circumstances of the parties at the time of entering into this Agreement, and with due regard to future expectations.

     11. CONSOLIDATION OR MERGER. In the event of any consolidation or merger of the Company into or with any other corporation during the term of this Agreement, or the sale of all or substantially all of the assets of the Company to another corporation during the term of this Agreement, such successor corporation shall assume this Agreement and become obligated to perform all of the terms and provisions hereof applicable to the Company, and Employee's obligations hereunder shall continue in favor of such successor corporation.

     12. NOTICES. Any notice to be given to the Company hereunder shall be deemed sufficient if addressed to the Company in writing and delivered or mailed by certified or registered mail to its offices at 6000 New Horizons Blvd., Amityville, New York 11701, or such other address as the Company may hereafter designate. Any notice to be given to Employee hereunder shall be delivered or mailed by certified or registered mail to him at: 329 Pepperidge Road, Hewlett Harbor, New York 11557, or such other address as he may hereafter designate.

     13. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company, unless clearly inapplicable, reference herein to the Company shall be deemed to include any such successor. In addition, this Agreement shall be binding upon and inure to the benefit of the Employee and his heirs, executors, legal representatives and assigns; provided, however, that the obligations of Employee hereunder may not be delegated without the prior written approval of the Board of Directors of the Company.

     14. AMENDMENTS. This Agreement may not be altered, modified, amended or terminated except by a written instrument signed by each of the parties hereto.

     15. APPLICABLE LAW. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York, without regard to conflicts of laws.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                             NU HORIZONS ELECTRONICS CORP.


                             By: _______________________________________________

                             Name:

                             Title:



                             ___________________________________________________
                             IRVING LUBMAN, EMPLOYEE

                                                                       EXHIBIT C

                             EMPLOYMENT AGREEMENT

     EMPLOYMENT AGREEMENT made as of the 13th day of September, 1996 by and between NU HORIZONS ELECTRONICS CORP., a Delaware corporation (hereinafter the "Company") and ARTHUR NADATA, residing at 25 Northcote Drive, Melville, New York 11747 (hereinafter called the "Employee").

                             W I T N E S S E T H:

     WHEREAS, the Company desires to enter into an Employment Agreement with Employee to supersede the Employee's current Employment Agreement between the Company and the Employee; and

     WHEREAS, Employee desires to enter into an Employment Agreement with the Company.

     NOW, THEREFORE, it is agreed as follows:

     1. PRIOR AGREEMENTS SUPERSEDED. This Agreement supersedes any employment or consulting agreements, oral or written, entered into between Employee and the Company prior to the date of this Agreement.

     2. RETENTION OF SERVICES. The Company hereby retains the services of Employee, and Employee agrees to furnish such services, upon the terms and conditions hereinafter set forth.

     3. TERM.   Subject to earlier termination on the terms and conditions hereinafter provided, the term of this Agreement shall be for a continually renewing five (5) year term so that Employee's unexpired term of employment shall always be at least five (5) years from any notice of termination of his employment without cause from the Company.

     4. DUTIES AND EXTENT OF SERVICES DURING PERIOD OF EMPLOYMENT. During the term of employment, Employee shall be employed as President of the Company. In such capacity, Employee agrees that he shall serve the Company under the direction of the Board of Directors of the Company to the best of his ability, shall perform all duties incident to his offices on behalf of the Company and shall perform such other duties as may from time to time be assigned to him by the Board of Directors of the Company. Employee shall also serve in similar capacities of such of the subsidiary corporations of the Company as may be selected by the Board of Directors and shall be entitled to such additional compensation therefor as may be determined by the Board of Directors of the Company. Notwithstanding the foregoing, it is understood and agreed that the duties of Employee during the period of employment shall not be inconsistent with (i) his position and title as a Senior Executive of the Company; or (ii) with those duties ordinarily performed by a comparable executive officer. The Company shall not require Employee to be employed in any location other than New York City and Long Island, New York, unless he consents in writing to such location.

     5. REMUNERATION. (a) During the period of employment, Employee shall be entitled to receive the following compensation for his services:

         (i) The Company shall pay to Employee a salary at the rate of $226,545 per annum, payable in weekly installments, or in such other manner as shall be agreeable to the Company and Employee.

         (ii) In addition to his salary, Employee shall receive an increment in an amount equal to the cumulative cost of living on $226,545 as reported in the "Consumer Price Index, New York Northeastern New Jersey, all items" published by the United States Department of Labor, Bureau of Labor Statistics (using January 1996 as the base date for computation). Such cost of living increment with respect to the aforesaid salary of Employee shall be made semi-annually as follows:

             A. With respect to the first six months of each fiscal year of the Company during the period of employment, such increment shall be calculated and payable cumulatively on or before the first day of the eighth month of such fiscal year; and

             B. With respect to the last six months of each fiscal year of the Company during the period of employment, such increment shall be calculated and payable cumulatively on or before the first day of the second month of the following fiscal year of the Company.

     The first calculation shall be made on or before September 15, 1997 with respect to the period September 13, 1996 through September 15, 1997. If Employee's employment shall terminate during any six-month period referred to in this sub- paragraph 5(ii), then the cost of living increment provided for herein shall be prorated accordingly.

         (iii) Not later than one hundred twenty (120) days after the end of the fiscal year of the Company and each subsequent fiscal year of the Company ending during the period of employment, the Company shall pay to Employee, as incentive compensation, an amount equal to THREE AND ONE-THIRD (3-1/3%) PERCENT of the Consolidated Pretax Earnings of the Company. For purposes hereof, the term "Consolidated Pretax Earnings" of the Company shall mean, with respect to any fiscal year, the consolidated income, if any, of the Company for such fiscal year as set forth in the audited, consolidated financial statements of the Company and its subsidiaries included in its Annual Report to Stockholders for such fiscal year, before deduction of taxes based on income or of the incentive compensation to be paid to Employee for such fiscal year under this Agreement.

     6. EMPLOYEE BENEFITS; EXPENSES. (a) During the period of employment, the Company shall continue to provide at its expense, life insurance to Employee in the face amount of $1,000,000.

         (b) During the period of employment, Employee shall be eligible to participate in the Company's stock option and stock purchase plans to the extent determined in the sole discretion of the Board of Directors of the Company or a committee thereof.

         (c) During the period of employment, Employee shall be furnished with office space and facilities commensurate with his position and adequate for the performance of his duties; he shall be provided with the perquisites customarily associated with the position of a Senior Executive of the Company; and he shall be entitled to regular vacations during each year of not less than four weeks in the aggregate. Any such vacation time not used by Employee in any one year shall accumulate to his benefit in the succeeding years and, to the extent not previously used as of the termination of the period of employment, Employee shall be paid in cash in lieu of such unused vacation.

         (d) It is contemplated that during the period of employment, Employee may be required to incur out-of-pocket expenses in connection with the performance of his services hereunder, including expenses incurred for travel and business entertainment. Accordingly, the Company shall pay, or reimburse Employee for all out-of-pocket expenses reasonably incurred by Employee in the performance of his duties hereunder in accordance with the usual procedures of the Company. Notwithstanding the foregoing, in recognition that Employee will be required during the term of this Agreement to do a considerable amount of local driving in connection with his services hereunder, the Company shall provide Employee with the use of a suitable automobile and all expenses incidental throughout the term of this Agreement.

         (e) All benefits to Employee specifically provided for herein shall be in addition to, and shall not diminish, (i) such other benefits and/or compensation as may hereafter be granted to or afforded to Employee by the Board of Directors of the Company, (ii) any rights which Employee may have or may acquire under any hospitalization, life insurance, pension, profit sharing, incentive compensation or other present or future employee benefit plan or plans of the Company; and (iii) all medical reimbursement up to $5,000 per annum for all medical expenses not covered by Company plans.

         (f) In the event of the death of Employee during the course of his employment hereunder, the Company shall continue to pay to Employee's widow, or to such other person or persons as may be designated by Employee in his Will, or to his Estate in the event of Employee's intestacy, one-half (1/2) of the compensation to which Employee is entitled pursuant to paragraph 5 hereunder for the balance of the period covered by this Agreement.

     7. DISABILITY. If Employee, during the period of employment, becomes unable for nine consecutive months or more, due to ill health or other incapacity, to perform his services hereunder, the Company may thereafter, upon at least 90 days' written notice to Employee, place him on disability status. After such action by the Company, Employee shall continue to receive one-half (1/2) of the sum of the last salary paid to Employee under paragraph 5(a)(i) and
(ii) hereof and any increment thereto payable under paragraph 5(a)(iii) hereof until the end of the period of employment or until his disability ends.

     8. CONFIDENTIAL INFORMATION. Employee recognizes and acknowledges that confidential information of various kinds, including marketing analysis and product development information are valuable, special and unique assets of its business. Accordingly, Employee will not, during the term of this Agreement, except in the performance of his services hereunder, disclose any such confidential information to any individual or entity for any reason or purpose whatsoever and will not use any such confidential information for his own benefit. The provisions of this paragraph 8 will not apply to information available in trade or other publications, information known to Employee at the time he entered the employ of the Company, and information which presently is or shall become available without committing a tortious act.

     9. NON-COMPETITION. Employee agrees that, during the term of this Agreement, he will not, without the prior written approval of the Board of Directors of the Company, directly or indirectly, through any other individual or entity, (a) become an officer or employee of, or render any services, including consulting services, to, any competitor of the Company, (b) solicit, raid, entice or induce any customer of the Company to cease purchasing goods or services from the Company or to become a customer of any competitor of the Company, and Employee will not approach any customer for any such purpose or authorize the taking of any such actions by any other individual or entity, or
(c) solicit, raid, entice or induce any employee of the Company, and Employee will not approach any such employee for any such purpose or authorize the taking of any such action by any other individual or entity. However, nothing contained in this paragraph 9 shall be construed as preventing Employee from investing his assets in such form or manner as will not require him to become an officer or employee of, or render any services (including consulting services) to, any competitor of the Company.

     10. TERMINATION FOR CAUSE. (a) The Company recognizes that, for a period of several years during which Employee has been employed and/or associated with the Company, the Company has been intimately familiar with the ability, competence and judgment of Employee, which are acknowledged to be of the highest caliber. Accordingly, the Company and Employee agree that Employee's services hereunder may be terminated by the Company for an act of moral turpitude materially adversely affecting the financial interest of the Company.

         (b) If the Company terminates Employee's employment hereunder for any reason other than as set forth in paragraph 10(a) hereof, Employee's compensation shall continue to be paid to him as provided in paragraph 5 hereunder for the remainder of the term of this Agreement. Employee shall have no duty to mitigate the Company's damages hereunder. Therefore, no deduction shall be made by the Company for any compensation earned by Employee from other employment or for monies or property otherwise received by Employee subsequent to such termination of his employment hereunder. Employee and the Company acknowledge that the foregoing provisions of this paragraph 10(b) are reasonable and are based upon the facts and circumstances of the parties at the time of entering into this Agreement, and with due regard to future expectations.

     11. CONSOLIDATION OR MERGER. In the event of any consolidation or merger of the Company into or with any other corporation during the term of this Agreement, or the sale of all or substantially all of the assets of the Company to another corporation during the term of this Agreement, such successor corporation shall assume this Agreement and become obligated to perform all of the terms and provisions hereof applicable to the Company, and Employee's obligations hereunder shall continue in favor of such successor corporation.

     12. NOTICES. Any notice to be given to the Company hereunder shall be deemed sufficient if addressed to the Company in writing and delivered or mailed by certified or registered mail to its offices at 6000 New Horizons Blvd., Amityville, New York 11701, or such other address as the Company may hereafter designate. Any notice to be given to Employee hereunder shall be delivered or mailed by certified or registered mail to him at: 25 Northcote Drive, Melville, New York 11747, or such other address as he may hereafter designate.

     13. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company, unless clearly inapplicable, reference herein to the Company shall be deemed to include any such successor. In addition, this Agreement shall be binding upon and inure to the benefit of the Employee and his heirs, executors, legal representatives and assigns; provided, however, that the obligations of Employee hereunder may not be delegated without the prior written approval of the Board of Directors of the Company.

     14. AMENDMENTS. This Agreement may not be altered, modified, amended or terminated except by a written instrument signed by each of the parties hereto.

     15. APPLICABLE LAW. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York, without regard to conflicts of laws.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                             NU HORIZONS ELECTRONICS CORP.


                             By: _______________________________________________

                             Name:

                             Title:



                             ___________________________________________________
                             ARTHUR NADATA, EMPLOYEE

                                                                       EXHIBIT D

                             EMPLOYMENT AGREEMENT

     EMPLOYMENT AGREEMENT made as of the 13th day of September, 1996 by and between NU HORIZONS ELECTRONICS CORP., a Delaware corporation (hereinafter the "Company") and RICHARD SCHUSTER, residing at 11 Clearmeadow Court, Woodbury, New York 11797 (hereinafter called the "Employee").

                             W I T N E S S E T H:

     WHEREAS, the Company desires to enter into an Employment Agreement with Employee to supersede the Employee's current Employment Agreement between the Company and the Employee; and

     WHEREAS, Employee desires to enter into an Employment Agreement with the Company.

     NOW, THEREFORE, it is agreed as follows:

     1. PRIOR AGREEMENTS SUPERSEDED. This Agreement supersedes any employment or consulting agreements, oral or written, entered into between Employee and the Company prior to the date of this Agreement.

     2. RETENTION OF SERVICES. The Company hereby retains the services of Employee, and Employee agrees to furnish such services, upon the terms and conditions hereinafter set forth.

     3. TERM.   Subject to earlier termination on the terms and conditions hereinafter provided, the term of this Agreement shall be for a continually renewing five (5) year term so that Employee's unexpired term of employment shall always be at least five (5) years from any notice of termination of his employment without cause from the Company.

     4. DUTIES AND EXTENT OF SERVICES DURING PERIOD OF EMPLOYMENT. During the term of employment, Employee shall be employed as Vice President of the Company. In such capacity, Employee agrees that he shall serve the Company under the direction of the Board of Directors of the Company to the best of his ability, shall perform all duties incident to his offices on behalf of the Company and shall perform such other duties as may from time to time be assigned to him by the Board of Directors of the Company. Employee shall also serve in similar capacities of such of the subsidiary corporations of the Company as may be selected by the Board of Directors and shall be entitled to such additional compensation therefor as may be determined by the Board of Directors of the Company. Notwithstanding the foregoing, it is understood and agreed that the duties of Employee during the period of employment shall not be inconsistent with (i) his position and title as a Senior Executive of the Company; or (ii) with those duties ordinarily performed by a comparable executive officer. The Company shall not require Employee to be employed in any location other than New York City and Long Island, New York, unless he consents in writing to such location.

     5. REMUNERATION. (a) During the period of employment, Employee shall be entitled to receive the following compensation for his services:

         (i) The Company shall pay to Employee a salary at the rate of $226,545 per annum, payable in weekly installments, or in such other manner as shall be agreeable to the Company and Employee.

         (ii) In addition to his salary, Employee shall receive an increment in an amount equal to the cumulative cost of living on $226,545 as reported in the "Consumer Price Index, New York Northeastern New Jersey, all items" published by the United States Department of Labor, Bureau of Labor Statistics (using January 1996 as the base date for computation). Such cost of living increment with respect to the aforesaid salary of Employee shall be made semi-annually as follows:

             A. With respect to the first six months of each fiscal year of the Company during the period of employment, such increment shall be calculated and payable cumulatively on or before the first day of the eighth month of such fiscal year; and

             B. With respect to the last six months of each fiscal year of the Company during the period of employment, such increment shall be calculated and payable cumulatively on or before the first day of the second month of the following fiscal year of the Company.

     The first calculation shall be made on or before September 15, 1997 with respect to the period September 13, 1996 through September 15, 1997. If Employee's employment shall terminate during any six-month period referred to in this sub- paragraph 5(ii), then the cost of living increment provided for herein shall be prorated accordingly.

         (iii) Not later than one hundred twenty (120) days after the end of the fiscal year of the Company and each subsequent fiscal year of the Company ending during the period of employment, the Company shall pay to Employee, as incentive compensation, an amount equal to THREE AND ONE-THIRD (3-1/3%) PERCENT of the Consolidated Pretax Earnings of the Company. For purposes hereof, the term "Consolidated Pretax Earnings" of the Company shall mean, with respect to any fiscal year, the consolidated income, if any, of the Company for such fiscal year as set forth in the audited, consolidated financial statements of the Company and its subsidiaries included in its Annual Report to Stockholders for such fiscal year, before deduction of taxes based on income or of the incentive compensation to be paid to Employee for such fiscal year under this Agreement.

     6. EMPLOYEE BENEFITS; EXPENSES. (a) During the period of employment, the Company shall continue to provide at its expense, life insurance to Employee in the face amount of $1,000,000.

         (b) During the period of employment, Employee shall be eligible to participate in the Company's stock option and stock purchase plans to the extent determined in the sole discretion of the Board of Directors of the Company or a committee thereof.

         (c) During the period of employment, Employee shall be furnished with office space and facilities commensurate with his position and adequate for the performance of his duties; he shall be provided with the perquisites customarily associated with the position of a Senior Executive of the Company; and he shall be entitled to regular vacations during each year of not less than four weeks in the aggregate. Any such vacation time not used by Employee in any one year shall accumulate to his benefit in the succeeding years and, to the extent not previously used as of the termination of the period of employment, Employee shall be paid in cash in lieu of such unused vacation.

         (d) It is contemplated that during the period of employment, Employee may be required to incur out-of-pocket expenses in connection with the performance of his services hereunder, including expenses incurred for travel and business entertainment. Accordingly, the Company shall pay, or reimburse Employee for all out-of-pocket expenses reasonably incurred by Employee in the performance of his duties hereunder in accordance with the usual procedures of the Company. Notwithstanding the foregoing, in recognition that Employee will be required during the term of this Agreement to do a considerable amount of local driving in connection with his services hereunder, the Company shall provide Employee with the use of a suitable automobile and all expenses incidental throughout the term of this Agreement.

         (e) All benefits to Employee specifically provided for herein shall be in addition to, and shall not diminish, (i) such other benefits and/or compensation as may hereafter be granted to or afforded to Employee by the Board of Directors of the Company, (ii) any rights which Employee may have or may acquire under any hospitalization, life insurance, pension, profit sharing, incentive compensation or other present or future employee benefit plan or plans of the Company; and (iii) all medical reimbursement up to $5,000 per annum for all medical expenses not covered by Company plans.

         (f) In the event of the death of Employee during the course of his employment hereunder, the Company shall continue to pay to Employee's widow, or to such other person or persons as may be designated by Employee in his Will, or to his Estate in the event of Employee's intestacy, one-half (1/2) of the compensation to which Employee is entitled pursuant to paragraph 5 hereunder for the balance of the period covered by this Agreement.

     7. DISABILITY. If Employee, during the period of employment, becomes unable for nine consecutive months or more, due to ill health or other incapacity, to perform his services hereunder, the Company may thereafter, upon at least 90 days' written notice to Employee, place him on disability status. After such action by the Company, Employee shall continue to receive one-half (1/2) of the sum of the last salary paid to Employee under paragraph 5(a)(i) and
(ii) hereof and any increment thereto payable under paragraph 5(a)(iii) hereof until the end of the period of employment or until his disability ends.

     8. CONFIDENTIAL INFORMATION. Employee recognizes and acknowledges that confidential information of various kinds, including marketing analysis and product development information are valuable, special and unique assets of its business. Accordingly, Employee will not, during the term of this Agreement, except in the performance of his services hereunder, disclose any such confidential information to any individual or entity for any reason or purpose whatsoever and will not use any such confidential information for his own benefit. The provisions of this paragraph 8 will not apply to information available in trade or other publications, information known to Employee at the time he entered the employ of the Company, and information which presently is or shall become available without committing a tortious act.

     9. NON-COMPETITION. Employee agrees that, during the term of this Agreement, he will not, without the prior written approval of the Board of Directors of the Company, directly or indirectly, through any other individual or entity, (a) become an officer or employee of, or render any services, including consulting services, to, any competitor of the Company, (b) solicit, raid, entice or induce any customer of the Company to cease purchasing goods or services from the Company or to become a customer of any competitor of the Company, and Employee will not approach any customer for any such purpose or authorize the taking of any such actions by any other individual or entity, or
(c) solicit, raid, entice or induce any employee of the Company, and Employee will not approach any such employee for any such purpose or authorize the taking of any such action by any other individual or entity. However, nothing contained in this paragraph 9 shall be construed as preventing Employee from investing his assets in such form or manner as will not require him to become an officer or employee of, or render any services (including consulting services) to, any competitor of the Company.

     10. TERMINATION FOR CAUSE. (a) The Company recognizes that, for a period of several years during which Employee has been employed and/or associated with the Company, the Company has been intimately familiar with the ability, competence and judgment of Employee, which are acknowledged to be of the highest caliber. Accordingly, the Company and Employee agree that Employee's services hereunder may be terminated by the Company for an act of moral turpitude materially adversely affecting the financial interest of the Company.

         (b) If the Company terminates Employee's employment hereunder for any reason other than as set forth in paragraph 10(a) hereof, Employee's compensation shall continue to be paid to him as provided in paragraph 5 hereunder for the remainder of the term of this Agreement. Employee shall have no duty to mitigate the Company's damages hereunder. Therefore, no deduction shall be made by the Company for any compensation earned by Employee from other employment or for monies or property otherwise received by Employee subsequent to such termination of his employment hereunder. Employee and the Company acknowledge that the foregoing provisions of this paragraph 10(b) are reasonable and are based upon the facts and circumstances of the parties at the time of entering into this Agreement, and with due regard to future expectations.

     11. CONSOLIDATION OR MERGER. In the event of any consolidation or merger of the Company into or with any other corporation during the term of this Agreement, or the sale of all or substantially all of the assets of the Company to another corporation during the term of this Agreement, such successor corporation shall assume this Agreement and become obligated to perform all of the terms and provisions hereof applicable to the Company, and Employee's obligations hereunder shall continue in favor of such successor corporation.

     12. NOTICES. Any notice to be given to the Company hereunder shall be deemed sufficient if addressed to the Company in writing and delivered or mailed by certified or registered mail to its offices at 6000 New Horizons Blvd., Amityville, New York 11701, or such other address as the Company may hereafter designate. Any notice to be given to Employee hereunder shall be delivered or mailed by certified or registered mail to him at: 11 Clear Meadow Court, Woodbury, New York 11797, or such other address as he may hereafter designate.

     13. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company, unless clearly inapplicable, reference herein to the Company shall be deemed to include any such successor. In addition, this Agreement shall be binding upon and inure to the benefit of the Employee and his heirs, executors, legal representatives and assigns; provided, however, that the obligations of Employee hereunder may not be delegated without the prior written approval of the Board of Directors of the Company.

     14. AMENDMENTS. This Agreement may not be altered, modified, amended or terminated except by a written instrument signed by each of the parties hereto.

     15. APPLICABLE LAW. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York, without regard to conflicts of laws.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                             NU HORIZONS ELECTRONICS CORP.


                             By: _______________________________________________

                             Name:

                             Title:



                             ___________________________________________________
                             RICHARD SCHUSTER, EMPLOYEE

                         NU HORIZONS ELECTRONICS CORP.
      -------------------------------------------------------------------
       BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING - SEPTEMBER 13, 1996

     The undersigned hereby appoints Arthur Nadata and Richard S. Schuster or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all the stock of the undersigned in NU HORIZONS ELECTRONICS CORP., a Delaware corporation, at the Annual Meeting of Stockholders scheduled to be held September 13, 1996 and any adjustments thereof.

The Board of Directors recommends a vote FOR the following proposals:

1. Election of the following nominees, as set forth in the proxy statement:

   [_] FOR all nominees listed below              [_] WITHHOLD AUTHORITY to vote
       (except as marked to the contrary below)       for all nominees listed
                                                      below

                  IRVING LUBMAN                          ARTHUR NADATA

(INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the line provided below.)
               ------------------------------------------------

2. Proposal to amend the Company's 1994 Stock Option Plan to increase the number of authorized common shares from 600,000 to 1,100,000 shares.

                     [_] FOR                             [_] AGAINST

3. To consider and act upon a proposal to approve the employment agreement between the Company and Irving Lubman, the Company's Chairman of the Board and Chief Executive Officer, as set forth in Exhibit B to the attached Proxy Statement.

                     [_] FOR                             [_] AGAINST

4. To consider and act upon a proposal to approve the employment agreement between the Company and Arthur Nadata, the Company's President and Treasurer, as set forth in Exhibit C to the attached Proxy Statement.

                     [_] FOR                             [_] AGAINST

5. To consider and act upon a proposal to approve the employment agreement between the Company and Richard Schuster, the Company's Vice-President and Secretary, as set forth in Exhibit D to the attached Proxy Statement.

                     [_] FOR                             [_] AGAINST

6. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

                                    (Continued and to be signed on reverse side)

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, SHAREHOLDERS MAY WITHHOLD THE VOTE FOR ONE OR MORE NOMINEE(S) BY WRITING THE NOMINEE(S) NAME(S) IN THE BLANK SPACE PROVIDED ON THE REVERSE HEREOF. IF NOT SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH ON THE REVERSE HEREOF.

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

Dated:                     , 1996


                                    ______________________________________[L.S.]



                                    ______________________________________[L.S.]

                                    (Note: Please sign exactly as your name
                                    appears hereon. Executors, administrators, trustees, etc. should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two or more persons, all should sign.)